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                                                              EXHIBIT 5(c)(i)(E)





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                                          AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")
                                                        SEPARATE ACCOUNT D
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Complete and return to:                      A Subsidiary of American General Corporation
Annuity Administration                      ---------------------------------------------
     P.O. Box 1401                                         Houston, Texas                                    WM ADVANTAGE
Houston, TX 77251-1401
    (800) 277-0914                                  WM ADVANTAGE SERVICE REQUEST
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
[X] CONTRACT             1.| CONTRACT #:______________________________________________ ANNUITANT:___________________________________
    IDENTIFICATION         |
                           | CONTRACT OWNERS(S):____________________________________________________________________________________
   (COMPLETE SECTIONS      |
        1 AND 14           | ADDRESS:_______________________________________________________________________________________________
   FOR ALL REQUESTS.)      |
                           | [ ] CHECK HERE IF
   INDICATE CHANGE OR      | CHANGE OF ____________________________________________________________________________________________
 REQUEST DESIRED BELOW.    |
                           | S.S. NO. OR TAX I.D. NO._________________________________ PHONE NUMBER: (    )______ - _______________
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[ ] NAME                 2.| [ ] Annuitant*   [ ] Beneficiary*  [ ] Owner(s)*
    CHANGE                 |                                   (*DOES NOT CHANGE ANNUITANT, BENEFICIARY OR OWNERSHIP DESIGNATIONS.)
                           |
                           | FROM: ________________________________________________________________________________________________
                           |       (FIRST, MIDDLE, LAST)
                           |
                           | TO: __________________________________________________________________________________________________
                           |       (FIRST, MIDDLE, LAST)
                           | ______________________________________________________________________________________________________
                           | Reason:   [ ] Marriage  [ ] Divorce  [ ] Correction  [ ] Other (ATTACH CERTIFIED COPY OF COURT ORDER.)
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[ ] DUPLICATE            3.| I/we hereby certify that the contract for the listed number has been
    CONTRACT               | [ ] LOST   [ ] DESTROYED   [ ] OTHER____________
                           | Unless I/we have directed cancellation of the contract, I/we request that a Certificate of Lost
                           | Contract be issued. If the original contract is located, I/we will return the Certificate of
                           | Lost Contract to AGL to be voided.
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[ ] BENEFICIARY          4.| PRIMARY BENEFICIARY:  ________________________________________________________________________________
    CHANGE                 |                       (INDICATE NAME, TAXPAYER IDENTIFICATION NUMBER (S.S. NO.), AND RELATIONSHIP
                           |                       TO ANNUITANT.)
                           |
                           | CONTINGENT BENEFICIARY: ______________________________________________________________________________
                           |                         (INDICATE NAME, TAXPAYER IDENTIFICATION NUMBER (S.S. NO.), AND RELATIONSHIP
                           |                         TO ANNUITANT.)
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    THIS SECTION IS        | This change of beneficiary has been approved by AGL at its Home Office, and presentation of the
    FOR HOME OFFICE        | Contract for endorsement has been waived.
    USE ONLY               |
                           | DATE OF APPROVAL:_______________________________By:___________________________________________________
                           |                                                    American General Life Insurance Company
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[ ]  AUTOMATIC           5.| ___________ By initialing here, I authorize American General Life to collect
     ADDITIONAL            |             $____________________________ (min. $100) starting month/day _____________________________
     PREMIUM PAYMENT       |             by initiating electronic debit entries against my bank account with the
     OPTION                |             following frequency:
                           |             [ ] Monthly    [ ] Quarterly    [ ] Semiannually     [ ] Annually
                           |                        (Attach voided check to Service Request.)
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[ ]  DOLLAR COST         6.| Dollar cost average [ ] $________ OR [ ] _________% (whole % only) taken from the Money Market (53)
     AVERAGING             | Frequency:        [ ] Monthly     [ ] Quarterly   [ ] Semiannually   [ ] Annually
                           | Duration:         [ ] 12 months   [ ] 24 months   [ ] 36 months
 (THE MINIMUM TRANSFER     | Begin Date:______/________/______ (Date must be a least 30 days after issue date and must be between
    AMOUNT IS $500)        | the 1st and the 28th of the month.) If no begin date is elected, dollar cost averaging will begin at
                           | the beginning of the next interval from the date of receipt of this form. Allocate to the following
                           | divisions as indicated. (Use dollars or whole percentages.)
                           | Short Term High Quality Bond (58)  _________      1-Year Guarantee Period (111)  _________
                           | U.S. Government Securities (54)    _________      3-Year Guarantee Period (113)  _________
                           | Income (57)                        _________      5-Year Guarantee Period (115)  _________
                           | Growth and Income (56)             _________
                           | Growth (52)                        _________
                           | Emerging Growth (59)               _________
                           | International Growth (50)          _________
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[ ]  TELEPHONE           7.| I (or if joint owners, either of us acting independently) hereby authorize American General Life
     TRANSFER              | Insurance Company ("AGL") to act on telephone instructions to transfer values among the Variable
     AUTHORIZATION         | Divisions and Fixed Accounts and to change allocations for future purchase payments given by:
                           | (INITIAL APPROPRIATE BOX(ES) BELOW.)
                           | [ ] Contract Owner(s)
                           | [ ] Agent/Registered Representative who is both appointed to represent AGL and with the firm
                           |     authorized to service my contract.
                           | AGL and any person designated by this authorization will not be responsible for any claim, loss, or
                           | expense based upon telephone transfer instructions received and acted on in good faith, including
                           | losses due to telephone instruction communication errors. AGL's liability for erroneous transfers,
                           | unless clearly contrary to instructions received, will be limited to correction of the allocations
                           | on a current basis. If an error, objection or other claim arises due to a telephone transfer
                           | transaction, I will notify AGL in writing within five working days from receipt of confirmation of
                           | the transaction from AGL. I understand that this authorization is subject to the terms and
                           | provisions of my WM ADVANTAGE contract and its related prospectus. This authorization will remain in
                           | effect until my written notice of its revocation is received by AGL at its main office.
                           | [ ] CHECK HERE TO DECLINE TELEPHONE TRANSFER PRIVILEGE.
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
[ ] TRANSFER OF          8.| Indicate gross dollar or percentage amount.
    ACCUMULATED            |
    VALUES                 | ____ from Div. ___ to Div. ____    ____ from Div. ____ to Div. ____     ___ from Div. ___ to Div. ____
                           |
A MIMIMUM OF $500 MUST     | ____ from Div. ___ to Div. ____    ____ from Div. ____ to Div. ____     ___ from Div. ___ to Div. ____
BE MAINTAINED IN EACH      |
DIVISION.                  | ____ from Div. ___ to Div. ____    ____ from Div. ____ to Div. ____     ___ from Div. ___ to Div. ____
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[ ] CHANGE               9.| ________ Division to ________%      ________ Division to ________%      ________ Division to ________%
    ALLOCATION OF          |
    FUTURE PURCHASE        |
    PAYMENTS               | ________ Division to ________%      ________ Division to ________%      ________ Division to ________%
                           |
USE WHOLE PERCENTAGES      |
TOTAL MUST EQUAL 100%.     | ________ Division to ________%      ________ Division to ________%      ________ Division to ________%
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[ ] REQUEST FOR         10.| Amounts requested are to be: [ ] Net OR [ ] Gross of applicable charges.
    PARTIAL                |
    WITHDRAWAL             | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
                           |
(ALSO COMPLETE SECS. 12    | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
& 13.) MINIMUM WITHDRAWAL  |
IS $500.                   | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
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[ ] SYSTEMATIC          11.| Specified Dollar Amount $___________________________
    WITHDRAWAL             |
                           | Frequency:  [ ] Monthly     [ ] Quarterly   [ ] Semiannually    [ ] Annually
(ALSO COMPLETE SECTIONS    |
12 & 13.) MINIMUM          | Begin Date: _________/_______/_________ (Date must be at least 30 days after issue date and must be
WITHDRAWAL IS $500).       |                                          between the 5th and the 24th of the month.)
                           |
                           | Unless specified below, withdrawals will be taken from the divisions as they are currently allocated
                           | in your contract.
                           | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
                           |
                           | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
                           |
                           | $ or %_______ Div. No.______        $ or %_______ Div. No. ______        $ or %_______ Div. No. ______
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[ ] REQUEST FOR         12.| [ ] Contract is attached
    FULL SURRENDER         | [ ] I hereby declare that the contract specified above has been lost, destroyed, or misplaced and request that the value of the contract be paid. I agree to indemnify and hold harmless AGL against
(ALSO COMPLETE SECS.             any claims which may be asserted on my behalf and on the behalf of my heirs, assignees, legal
12 & 13.)                        representatives, or any other person claiming rights derived through me against AGL on the basis of the contract.
                           | NOTE: If no method is indicated, check(s) will be mailed to the owner of the address of record.
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[ ] METHOD OF           13.| Check one:  [ ] Mail check to owner.  [ ] Mail check to alternate address. [ ] Deposit funds directly
    DISTRIBUTION           |                                                                                to bank/firm.*
                           |                                                                                (available only for
                           |                                                                                 systematic withdrawals)
                           |
                           | _______________________________________________________________________________________________________
                           | INDIVIDUAL OR BANK/FIRM
                           |
                           | ________________________________________________________    ___________________________________________
                           | ADDRESS                                                     CITY/STATE/ZIP
                           |
                           | ________________________________________________________    Type of account:  [ ] Checking  [ ] Savings
                           | IF BANK/FIRM, PROVIDE ACCOUNT NUMBER TO BE
                           | REFERENCED FOR DEPOSIT.
                           | * Enclose a voided check from account where funds are to be deposited.
                           |   PLEASE DO NOT ENCLOSE A DEPOSIT SLIP.
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[ ]  NOTICE OF          14.| The taxable portion of the distribution you receive from you annuity contract is subject to federal
     WITHHOLDING           | income tax withholding unless you elect not to have withholding apply. Withholding of state income tax
                           | may also be required by your state of residence. You may elect not to have withholding apply by
                           | checking the appropriate box below. If you elect not to have withholding apply to your distribution or
                           | if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You
                           | may incur penalties under the estimated tax rules if your withholding and estimated tax are not
                           | sufficient.
                           |
                           | [ ] I do NOT want income tax withheld from this distribution.
                           | [ ] I do want 10% OR [ ] ____________% income tax withheld from this distribution.
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[X] AFFIRMATION/        15.| CERTIFICATION: Under penalties of perjury, I certify (1) that the number shown on this form is my
    SIGNATURE              | correct Social Security (or taxpayer identification) number; and (2) I am not subject to backup
                           | withholding under Section 3406(a)(1)(c) of the Internal Revenue Code.
(COMPLETE THIS SECTION     |
 FOR ALL REQUESTS.)        | The Internal Revenue Service does not require your consent to any provision of this document other
                           | than the certification required to avoid backup withholding.
                           |
                           |
                           | ______________________________________________________________           ______________________________
                           | SIGNATURES OF OWNER(S)                                                   DATE
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